EXHIBIT 10.62

THIS STOCK OPTION AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF CAN BE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS. THIS STOCK OPTION AND THE SHARES MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNLESS, IN THE OPINION OF COUNSEL TO THE COMPANY, SUCH REGISTRATION IS NOT THEN REQUIRED.

                         GALACTICOMM TECHNOLOGIES, INC.
                 AMENDED AND RESTATED STOCK OPTION AND AGREEMENT

         THIS AMENDED AND RESTATED STOCK OPTION AND AGREEMENT is entered into as of the 22nd day of June, 1998 between Galacticomm Technologies, Inc. (the "Company") and David Manovich ("Optionee").

                                    RECITALS:

         A. The Company entered into a Stock Option and Agreement with Optionee on April 2, 1998 (the "Original Stock Option and Agreement").

         B. The Company and Optionee wish to amend and restate the Original Stock Option and Agreement as set forth herein.

         NOW THEREFORE, the parties agree as follows:

         THIS STOCK OPTION ("option[s]") for up to 200,000 shares of the Company's common stock, par value $.0001 per share (the "Common Stock"), has been granted to Optionee at the price and subject to the terms and conditions contained herein.

         A. CONDITIONS PRECEDENT AND VESTING. The exercise of the options by the Optionee shall be subject to the following conditions precedent and vesting schedules:

            1. Optionee shall have the right to acquire 50,000 shares of Common Stock on June 5, 1998. Such options shall vest as follows:

               a. 20,000 shares of Common Stock shall vest on June 5, 1998;

               b. an additional 15,000 shares of Common Stock shall vest on
                  June 5, 1999; and

               c. an additional 15,000 shares of Common Stock shall vest on June
                  5, 2000.


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            2. Optionee shall have the right to acquire 75,000 shares of Common
Stock upon the closing of an initial public offering ("IPO") of the Company's securities. Such options shall vest as follows:

               a. 25,000 shares of Common Stock shall vest immediately upon the closing of the IPO;

               b. an additional 25,000 shares of Common Stock shall vest on the first anniversary of the closing of the IPO; and

               c. an additional 25,000 shares of Common Stock shall vest on the second anniversary of the closing of the IPO.

            3. Optionee shall have the right to acquire 75,000 shares of Common Stock upon the Company realizing positive net income after taxes in any fiscal quarter ("Quarterly Net Income"), up through the quarter ended December 31, 1999. Such options shall vest as follows:

               a. 25,000 shares of Common Stock shall vest immediately upon the Company realizing Quarterly Net Income;

               b. an additional 25,000 shares of Common Stock shall vest on the first anniversary of the Company realizing Quarterly Net Income; and

               c. an additional 25,000 shares of Common Stock shall vest on the second anniversary of the Company realizing Quarterly Net Income.

            4. Notwithstanding anything contained herein to the contrary, all options granted hereunder shall vest and be immediately exercisable upon a Change in Control (as hereinafter defined). For purposes of this Amended and Restated Stock Option and Agreement, a "Change in Control" occurs if:

               a. any "person" (other than Peter Berg or Yannick Tessier) within the meaning of Section 14(d) of the Securities Exchange Act of 1934 becomes the "beneficial owner" as defined in Rule 13d-3 thereunder, directly or indirectly, of more than 50% of the Company's voting securities;

               b. any "person" (other than Peter Berg or Yannick Tessier) acquires by proxy or otherwise the right to vote more than 50% of the Company's voting securities for the election of directors of the Company; or

               c. the shareholders of the Company shall approve by proxy or written consent a plan for the sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Company.



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         B. OPTION EXPIRATION. All options granted hereunder shall expire three years from their respective vesting dates under Section A hereof.

         C. EXERCISE PRICE. The exercise price (the "Exercise Price") of the options granted hereunder shall be ninety percent (90%) of the per share price of the Common Stock or other securities offered by the Company in an IPO. Notwithstanding the foregoing, if one or more of the conditions precedent to the exercise of the three groups of options set forth in paragraphs 1, 2 or 3 of Section A hereof are satisfied prior to an IPO, then the group of options (both vested and non-vested) for which such conditions have been satisfied shall have an Exercise Price of $3.15 per share.

         D. EXERCISE OF OPTION.

            1. If the Optionee dies, the options granted hereunder which have vested as of the Optionee's death may be exercised within one (1) year after the date of Optionee's death or prior to the date on which the vested option expires by its terms, whichever is earlier, by the estate of the Optionee, or by any person or persons whom Optionee shall have designated in writing in documents filed with the Company or, if no such designation has been made, by the person or persons to whom Optionee's rights hereunder shall have passed by will or the laws of descent and distribution.

            2. Each option granted hereunder shall be deemed exercised when Optionee shall indicate his decision to do so in writing to the Company in accordance with Section D.3. hereof, and shall at the same time tender to the Company payment in full in cash for the shares as to which the option is exercised. The options granted hereunder may be exercised as to any lesser number of shares than the full amount for which the options could be exercised. Such a partial exercise of an option shall not affect the right to exercise the option as to the remaining shares subject to the option. The right to exercise this option shall be cumulative so that when the right to exercise an option has vested, the shares eligible for purchase hereunder may be purchased at any time thereafter until the expiration of the option pursuant to this Section B.

            3. METHOD OF EXERCISE. This option shall be exercisable by a written notice which shall:

               a. state the election to exercise the option, the number of shares in respect of which it is being exercised, the person in whose name the stock certificate(s) for such shares of Common Stock is to be registered, his or her address and Social Security Number (or if more than one, the names, addresses and Social Security numbers of such persons);

               b. be signed by the person or persons entitled to exercise the option and, if the option is being exercised by any person(s) other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person(s) to exercise the Option; and


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               c. be delivered in person or by certified mail to the
Compensation Committee of the Company's Board of Directors or, in the absence of a Compensation Committee, the Board of Directors.

            4. PAYMENT. Payment of the purchase price (the "Purchase Price") of any shares with respect to which the option is being exercised shall be: (a) in cash; (b) by certified or bank check payable to the order of the Company; (c) by the delivery of unexercised options or shares of Common Stock having a fair market value equal to the Purchase Price, or (d) by any combination of the foregoing having a fair market value equal to the Purchase Price. The Company shall withhold from the shares of Common Stock to be issued upon the exercise of this Option that number of shares of Common Stock having a fair market value equal to the tax withholding amount due.

            5. RESTRICTIONS ON EXERCISE. Notwithstanding anything contained herein to the contrary, this option may not be exercised if the issuance of the shares of Common Stock upon such exercise would constitute a violation of any applicable federal or state securities laws or other applicable laws or regulations. As a condition to the exercise of this option, the Committee may require the person exercising this option to make such representations and agree to such covenants as may be required by any applicable law or regulation.

         E. BENEFICIARY DESIGNATION. Optionee may designate to the Committee, on a form provided by the Company for that purpose, a beneficiary or beneficiaries who shall be entitled to the benefits hereunder. Such designation may be canceled or changed by Optionee, but no cancellation or change will be recognized by the Committee unless effected in writing on a form provided by the Committee for that purpose and filed with the Company.

         F. OPTIONEE'S OR SUCCESSOR'S RIGHTS AS STOCKHOLDERS. Neither the Optionee nor his successor(s) in interest shall have any rights as a stockholder of the Company with respect to any shares subject to the options granted to the Optionee hereunder until the Optionee or his successor in interest becomes a holder of record of such shares and receives a certificate or certificates representing such shares from the Company or its duly authorized agent, which certificate or certificates shall be mailed to the Optionee or his successor in interest (at the last known address of the Optionee or his successor in interest) not later than ten (10) business days after the exercise of the Option in accordance with the terms contained herein.

         G. REGULATORY APPROVAL AND COMPLIANCE. The Company shall not be required to issue any certificate or certificates for shares of its Common Stock upon the exercise of an option granted hereunder, or record as a holder of record of such shares the name of the individual exercising any options granted hereby, without obtaining, to the reasonable satisfaction of the Committee, the approval of all regulatory bodies deemed necessary by the Committee, and without complying, to the Committee's complete satisfaction, with all rules and regulations, under federal, state or local law deemed applicable by the Committee.

         H. NON-TRANSFERABILITY OF OPTION. Except as set forth herein, this option may not be transferred in any manner otherwise than by will or the laws of descent and distribution and may

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be exercised during the lifetime of the Optionee only by him. The terms of this option shall be binding upon the beneficiaries of Optionee.

         I. ADJUSTMENT OF EXERCISE PRICE IN THE EVENT OF STOCK DIVIDENDS, STOCK SPLITS AND REVERSE STOCK SPLITS. If the Company issues Common Stock or convertible securities by way of dividend or other general distribution to all of the record holders of any stock of the Company or effects a stock split or reverse stock split of the outstanding shares of Common Stock, the Exercise Price shall be proportionately adjusted in the case of such issuance (on the day following the date fixed for determining stockholders entitled to receive such dividend or other such reverse stock split (on the date that such stock split or reverse stock split shall become effective), by multiplying the Exercise Price in effect immediately prior to the stock dividend, stock split or reverse stock split by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately prior to such stock dividend, stock split or reverse stock split, and the denominator of which is the number of shares of Common Stock outstanding immediately after such stock dividend, stock split or reverse stock split.

         J. ADJUSTMENT OF NUMBER OF SHARES OF STOCK ISSUABLE UPON EXERCISE. Upon each adjustment of the Exercise Price pursuant to Section I. hereof, the Optionee shall thereafter (until another such adjustment) be entitled to purchase, at the Exercise Price in effect on the date purchase rights under this option are exercised, the number of shares of Common Stock, calculated to the nearest whole number of Common Stock, determined by (1) multiplying the number of shares of Common Stock purchasable hereunder immediately prior to the adjustment of the Exercise Price by the Exercise Price in effect immediately prior to such adjustment, and (2) dividing the product so obtained by the Exercise Price in effect on the date of such exercise.

         K. MERGER, CONSOLIDATION OR SALE OF ASSETS. In the event of: (1) a merger or consolidation of the Company with or into another company or other business entity, or (2) the transfer of all or substantially all of the Company's assets to another company or other business entity, the options granted hereunder which have not expired shall, upon exercise, thereafter entitle the Optionee to such number of shares of Common Stock or other securities or property to which the Optionee would have been entitled as if the Optionee had exercised such options in accordance with the terms contained herein immediately prior to the consummation of such merger, consolidation or sale of assets.

         L. INVESTMENT INTENT. The options being received will be purchased solely for Optionee's own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others. No other person has a direct or indirect beneficial interest in the options or the shares of Common Stock underlying the options (the "Underlying Shares"). Optionee has not subdivided the beneficial ownership of the options or the Underlying Shares with any other person.

         M. TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933.

            1. The Underlying Shares may not be offered or sold except in compliance with the Securities Act of 1933 (the "Act"), or any similar federal or state statute then in effect, and then only if such person to whom such offer or sale is made agrees with the Company to

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comply with the provisions of this Section M with respect to the restrictions for the resale or other disposition of such securities contained herein.

            2. Prior to the disposition of any Underlying Shares under circumstances that might require registration of the Underlying Shares under the Act, or any similar federal or state statute then in effect, Optionee shall give written notice to the Company, expressing his intention as to the disposition to be made of such Underlying Shares. Promptly upon receiving such notice, the Company shall present copies thereof to its counsel. If, in the opinion of such counsel, the proposed disposition does not require registration under the Act, or any similar federal or state statute then in effect with respect to the Underlying Shares, the Company shall, as promptly as practicable, notify Optionee of such opinion, whereupon Optionee shall be entitled to dispose of such Underlying Shares, all in accordance with the terms of the notice delivered by Optionee to the Company.

            3. The Company may cause a legend in substantially the form that follows to be set forth on the certificate representing the Underlying Shares, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

               The securities represented by this certificate can only be transferred in compliance with the Securities Act of 1933 and all applicable state securities laws. This stock option and the shares may not be sold, transferred, or assigned in the absence of an effective registration statement unless, in the opinion of counsel to the Company, such registration is not then required.

         N. GOVERNING LAW. This Amended and Restated Stock Option and Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

DATE OF GRANT:  ___________________

                                            GALACTICOMM TECHNOLOGIES, INC.


                                            By: /s/ YANNICK TESSIER
                                               --------------------------------
                                            Name: Yannick Tessier
                                            Title: President

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                                                       ______________
                                                           Date

Galacticomm Technologies, Inc.
4101 S.W. 47 Avenue
Suite 101
Ft. Lauderdale, Florida 33314

Attention:  Compensation Committee

Re:  Exercise of Nonqualified Stock Option

Dear Sir:

         Please be advised that pursuant to the Amended and Restated Stock Option and Agreement ("Agreement"), dated as of June 22, 1998 between Galacticomm Technologies, Inc. (the "Company") and the undersigned ("Optionee"), Optionee hereby exercises the stock option ("Option") in the amount of __________ shares of common stock of the Company and herewith tenders the following _______________________, having an aggregate value of ______________
($_________), in payment for such shares of common stock. Capitalized terms not otherwise defined herein are defined as set forth in the Agreement.

         Optionee requests _____ stock certificates for such shares issued in the name of __________________ whose address is _____________________________
and whose social security number is _____________________ .

         Optionee hereby acknowledges, warrants and represents the following:

         (1) Optionee's acknowledgements, representations, warranties and agreements contained in the Agreement are true, complete and accurate as of the date of this letter.

         (2) The Option is presently exercisable and as such, has vested and has not expired.

         (3) Optionee is presently and has been in full compliance with all the terms, conditions and provisions of the Agreement.

                                             Sincerely,



                                             ----------------------------------
                                             Optionee


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